                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                           THE SECURITIES ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 6, 1998

                         TOWN SPORTS INTERNATIONAL, INC.

         New York                      333-40907                 13-2749906
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

     888 Seventh Avenue
     New York, New York                                           10106
(Address of principal executive                                 (Zip Code)
         offices)

        Registrant's telephone number, including area code: (212) 246-6700

  (Former name or former address, if changed since last report.) Not applicable


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ITEM 2. ACQUISITION OF ASSETS

            On August 6, 1998, the Company acquired substantially all of the assets of six Lifestyle Fitness Clubs located in Franklin Park, Springfield, Somerset, Plainsboro, Colonia and Parsippany, New Jersey. The assets were purchased by the Company for $10.0 million cash and the issuance of notes totaling $300,000, bearing interest at 9% and due on August 5, 1999, for an aggregate purchase price of $10.3 million.

            The related costs of the acquisitions are estimated to be $250,000. The Company has funded these transactions from available cash-in-bank, and borrowings under its line of credit.

            The acquisitions will be accounted for as a purchase. Accordingly, the Company will include the operations of the acquired clubs in its consolidated financial statements from the date of acquisition. The Company will operate these clubs under its existing trade name "New York Sports Clubs."

            The clubs were acquired from the following parties:

  CLUB                                    SELLERS
  ----                                    -------

Franklin Park           Lifestyle Fitness of Franklin Park, Inc.

Springfield             Lifestyle Fitness of Springfield, Inc.

Somerset                Lifestyle Fitness of Somerset, Inc.

Plainsboro              Lifestyle Fitness of Plainsboro, Inc.

Colonia                 Lifestyle Fitness of Woodbridge, Inc.

Parsippany              Lifestyle Fitness of Parsippany, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (a) & (b) Financial statements and Pro forma financial information.

            Any required financial statements and pro forma financial information will be filed within 60 days hereof in accordance with Rule 3-05 of Regulation S-X.

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      (c) Exhibits

      1. Asset Purchase Agreement between Lifestyle Fitness of Franklin Park, Inc. and TSI Franklin Park, LLC, a wholly owned subsidiary of Town Sports International, Inc. dated August 4, 1998.

      2.    Asset Purchase Agreement between Lifestyle Fitness of
            Springfield,Inc. and TSI Springfield, LLC, a wholly owned subsidiary of Town Sports International, Inc., dated August 4, 1998.

      3. Asset Purchase Agreement between Lifestyle Fitness of Somerset, Inc. and TSI Somerset, LLC, a wholly owned subsidiary of Town Sports International, Inc., dated August 4, 1998.

      4. Asset Purchase Agreement between Lifestyle Fitness of Plainsboro, Inc. and TSI Plainsboro, LLC, a wholly owned subsidiary of Town Sports International, Inc., dated August 4, 1998.

      5. Asset Purchase Agreement between Lifestyle Fitness of Woodbridge, Inc. and TSI Colonia, LLC, a wholly owned subsidiary of Town Sports International, Inc., dated August 4, 1998.

      6. Asset Purchase Agreement between Lifestyle Fitness of Parsippany, Inc. and TSI Parsippany, LLC, a wholly owned subsidiary of Town Sports International, Inc., dated August 4, 1998.

      7. Undertaking between all of the above Lifestyles entities and all of the above Town Sports International Entities, dated August 6, 1998

      8. Omnibus Amendment between all of the above Lifestyles entities and all of the above Town Sports International entities, dated August 6, 1998.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                      TOWN SPORTS INTERNATIONAL, INC.


                                      By: /S/ Richard Pyle
                                          -------------------------------
                                          Richard Pyle
                                          Chief Financial Officer

                                          August 11, 1998


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